Exhibit 99.14

Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by DLJ Mortgage Capital, Inc. (“Client”), in a single bulk transaction and were reviewed by AMC on behalf of the party selling those loans (the “Selling Party”). The diligence results were transferred to the Client via a reliance letter. The mortgage loans were reviewed via files imaged and provided by the Selling Party or its designee for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪ “Compliance Review”:	2,077 mortgage loans
▪ “Data Integrity Review”:	2,077 mortgage loans
▪ “Collection Comment Review”:	2,077 mortgage loans
▪ “Payment History Review”:	2,077 mortgage loans
▪ “Title Search Review”:	2,077 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields listed below to the data found in the actual file as captured during the Review. Additional detail surrounding this review and the findings are detailed later in this document.

BALLOON_FLAG	MOD_FLAG	REO_FLAG
BK_DATE	MOD_TYPE	SALES_PRICE
BK_FLAG	MODIFICATIONEFFECTIVE_PAYMENTDATE	STATE
BK_TYPE	MORTGAGE_INSURANCECOMPANY_NAME	STEPDATE1
BUY_DOWN_PERIOD	MORTGAGE_INSURANCEPERCENT	STEPDATE2
CITY	OCCUPANCY	STEPDATE3
CURRENT_INTERESTRATE	ORIGINAL_APPRAISEDPROPERTY_VALUE	STEPDATE4
CURRENT_LOANAMOUNT	ORIGINAL_CLTV	STEPDATE5
CURRENT_PAYMENTAMOUNT_DUE	ORIGINAL_INTERESTONLY_TERM	STEPDATE6
DEFERRED_BAL	ORIGINAL_INTERESTRATE	STEPDATE7
FC_FLAG	ORIGINAL_LOANAMOUNT	STEPDATE8
FIRST_PAYMENT_DATEOF_LOAN	ORIGINAL_LTV	STEPDATE9
HELOC_INDICATOR	ORIGINAL_PROPERTYVALUATION_DATE	STEPRATE1
INTEREST_PAIDTHROUGH_DATE	ORIGINAL_TERM_TOMATURITY	STEPRATE2
INTEREST_TYPEINDICATOR	ORIGINALAMORTIZATION_TERM	STEPRATE3
IOEXPDATE ORIG	ORIGINALPRIMARY_BORROWERFICO	STEPRATE4
IOFLAG ORIG	ORIGINATION_DATE	STEPRATE5
JUNIOR_MORTGAGEBALANCE	ORIGINATOR_DTI	STEPRATE6
LIEN_POSITION	ORIGPANDI ORIG	STEPRATE7
LOAN_PURPOSE	ORIGTERM MOD1	STEPRATE8

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MATURITY_DATE	POSTAL_CODE	STEPRATE9
MOD_DATE	PROPERTY_TYPE

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):

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i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly

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designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review

AMC performed a review utilizing information collected during the Review and comparing such information against the data tape utilized for the securitization. This comparison included sixty-five (65) fields and included data elements originating from origination documents, modification documents, title searches, and servicing documents.

Collection Comment Review

AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

Title Review

A title review was included in AMC’s scope of review. To facilitate this review, the Selling Party provided AMC with identifying data on the population of mortgage loans. Data contained mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, AMC employs the use of a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies. Please note that AMC’s review was based on materials sourced by third parties and AMC makes no representations or warranties as to the accuracy of such underlying title search products.

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Summary of findings and conclusions of review

There were 2,077 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 1,727 (83.15%) of the mortgage loans had exceptions; however, only 60 (2.89%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (2,077 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Compliance: Event Level	Loan Count	% of Loans
A	350	16.85%
B	1,667	80.26%
C	9	0.43%
D	51	2.46%
Total	2,077	100.00%

REVIEW EXCEPTION SUMMARY (2,077 Mortgage Loans)

The summaries below detail the exceptions as noted in the Review and reflect compliance exceptions that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Category	NRSRO Grade	Exception	# of Exceptions	% of Exceptions
Compliance	B	RESPA Related Exceptions	1,527	36.76%
	B	Incomplete Data	964	23.21%
	B	TILA SOL Expired	702	16.90%
	B	Federal FACTA	449	10.81%
	B	CHARM Booklet Status / Timing	158	3.80%
	B	ARM Disclosure Compliance/Status/Timing	140	3.37%
	B	Various State Compliance Items	110	2.65%
	B	TILA - H8 vs. H9 Usage	27	0.65%
	B	SAFE Act Related Exceptions	14	0.34%
	C / D	Missing, Incomplete, Illegible HUD-1	50	1.20%
	C / D	HUD Error - Disbursement Date Related	10	0.24%
	C / D	State Late Charge Maximum Exceeded	2	0.05%
	C / D	Missing Note: Lien not provided	1	0.02%
Total			4,154

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DATA INTEGRITY REVIEW SUMMARY (2,077 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the Review versus information on the securitization data tape. In total, all 2,077 mortgage loans exhibited a variance. The most common variances were on the original amortization term (modification vs. origination data), modification date, and modification effective payment date.

Servicing Review Grade	Loan Count	% of Loans
ORIGINALAMORTIZATION_TERM	2,077	100.0%
MOD_DATE	1,697	81.7%
MODIFICATIONEFFECTIVE_PAYMENTDATE	1,697	81.7%
MORTGAGE_INSURANCECOMPANY_NAME	727	35.0%
BK_DATE	508	24.5%
MORTGAGE_INSURANCEPERCENT	376	18.1%
BK_TYPE	42	2.0%
BK_FLAG	33	1.6%
MATURITY_DATE	24	1.2%
BALLOON_FLAG	20	1.0%
CURRENT_LOANAMOUNT	18	0.9%
DEFERRED_BAL	18	0.9%
STEPDATE3	15	0.7%
STEPDATE2	14	0.7%
MOD_TYPE	13	0.6%
ORIGINAL_CLTV	13	0.6%
PROPERTY_TYPE	13	0.6%
STEPRATE2	13	0.6%
STEPRATE3	13	0.6%
ORIGINAL_APPRAISEDPROPERTY_VALUE	12	0.6%
STEPRATE1	12	0.6%
ORIGINAL_LTV	11	0.5%
STEPDATE1	11	0.5%
STEPDATE4	9	0.4%
STEPRATE4	8	0.4%
BUY_DOWN_PERIOD	3	0.1%
INTEREST_TYPEINDICATOR	2	0.1%
JUNIOR_MORTGAGEBALANCE	2	0.1%
ORIGINATOR	1	0.0%
Total	7,402

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COLLECTION COMMENT REVIEW SUMMARY (2,077 Mortgage Loans)

All mortgage loans had complete comment histories. In total, 58 mortgage loans (2.79%) were graded as EV3 at the time of review. Of these 58 mortgage loans, 34 did not have MI being paid as required, 11 mortgage loans exhibited a cease and desist, 7 stated some form of property damage frequently with an unknown insurance status, 2 had a deceased mortgagor without information on the executor / heir, 1 had delinquent HOA fees, 1 had a title issue, 1 had a written dispute with the borrower, and 1 showed evidence of the borrower working with a third-party group. Please note that two (2) loans had multiple exceptions but are only included in one exception category above.

Servicing Review Grade	Loan Count	% of Loans
1	1,967	94.70%
2	52	2.50%
3	58	2.79%
Total	2,077	100.00%

PAYMENT HISTORY REVIEW SUMMARY (2,077 Mortgage Loans)

All of the 2,077 mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 818 mortgage loans (39.38%) showed at last one delinquency within the look back period.

Delinquency During Lookback	Loan Count	% of Loans
0	1,259	60.62%
1 or more	818	39.38%
Total	2,077	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	2,077	100.00%
Total	2,077	100.00%

TAX AND TITLE REVIEW SUMMARY (2,077 Mortgage Loans)

As part of the due diligence services, the Selling Party provided AMC with identifying data on 2,077 mortgage loans. There were 185 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 85 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy.  5 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and a senior lien encumbrance recorded before the recordation of the subject mortgage; these could be mitigated by reviewing Schedule B of the related title policy for the senior lien encumbrances which were recorded before the recordation of the subject mortgage.  The remaining 95 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on Schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 1,892 mortgage loans.

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ADDITIONAL SUMMARY*

Purpose	Loan Count	% of Loans
First Time Home Purchase	671	32.31%
Other-than-first-time Home Purchase	465	22.39%
Rate/Term Refinance - Borrower Initiated	359	17.28%
Cash Out: Debt Consolidation	317	15.26%
Cash Out: Other/Multi-purpose/Unknown Purpose	238	11.46%
Cash Out: Home Improvement/Renovation	25	1.20%
Construction to Permanent	2	0.10%
Total	2,077	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,396	67.21%
PUD	274	13.19%
Condo, Low Rise	215	10.35%
2 Family	54	2.60%
Other	45	2.17%
1 Family Attached	32	1.54%
Condo, High Rise	23	1.11%
Unavailable	14	0.67%
Townhouse	11	0.53%
Single-wide Manufactured Housing	6	0.29%
4 Family	4	0.19%
3 Family	3	0.14%
Total	2,077	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	2,077	100.00%
Total	2,077	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	1,889	90.95%
Adjustable	188	9.05%
Total	2,077	100.00%

Original Term	Loan Count	% of Loans
121-180 Months	14	0.67%
181-240 Months	12	0.58%
241-360 Months	1,999	96.24%
361+ Months	52	2.50%
Total	2,077	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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